UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: May 15, 2008


                              TOMBSTONE CARDS, INC.
             (Exact name of registrant as specified in its charter)

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
              Colorado                          333-138184                      51-0431963
-------------------------------------      ----------------------    ---------------------------------
  (State or other jurisdiction of            (Commission File          (IRS Employer Identification
           incorporation)                         Number)                        Number)
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                 2400 Central Avenue, Suite G. Boulder, CO 80301
                 -----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                  303-684-6644
               Registrant's telephone number, including area code



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Intellectual Property Transfer Agreement

On May 15, 2008, Tombstone Cards, Inc. (Tombstone) entered into an Intellectual Property Transfer Agreement with InDis Baltic, a Lithuania company, to purchase all of the right, title and interest in and to the technology, intellectual property and the proprietary technology contained in the computer software known as OIEPrint. OIEPrint was developed as part of a development agreement between Tombstone and InDis Baltic.

As part of the Intellectual Property Transfer Agreement, Tombstone agreed to pay as consideration consisting of $25,000 cash to be paid in 3 tranches and to issue to InDis Baltic 140,000 shares of its restricted common stock upon the final acceptance of the OIEPrint software. In addition, Tombstone has agreed to provide InDis Baltic with an exclusive license to use the technology for the consideration of $1.00. Further, InDis Baltic has agreed to continue work as the programmer of the software over the next two phases of development.

                            SECTION 7 - REGULATION FD

ITEM 7.01  REGULATION FD DISCLOSURE.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On May 20, 2008, Tombstone Cards, Inc. issued a press release. The text of the press release is attached herewith as Exhibit 99.1.

Section 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         (c) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

  Exhibit No.                           Description
         10.1     Intellectual Property Transfer Agreement, dated May 15, 2008*
           99     Press Release, dated May 20, 2008*
-----------------
*Filed herewith


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                         TOMBSTONE CARDS, INC.


                                         By: /s/John Harris
                                             ------------------------------
                                             John Harris, President and Chief
                                             Executive Officer


                                         Date: May 20, 2008